UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  April 7, 2013

BROADCAST INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

UTAH	0-13316	87-0395567
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7050 UNION PARK AVENUE, SUITE 600 SALT LAKE CITY, UTAH	84047
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number: (801) 562-2252

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

BROADCAST INTERNATIONAL, INC.

FORM 8-K

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

(1)
Broadcast International, Inc., a Utah corporation (“Broadcast”), previously announced its entry into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) with AllDigital Holdings, Inc., a Nevada corporation (“AllDigital”), and Alta Acquisition Corporation, a Nevada corporation and wholly-owned subsidiary of Broadcast (“Merger Sub”) pursuant to which Merger Sub will be merged with and into AllDigital, and AllDigital will survive as a wholly-owned subsidiary of Broadcast (the ”Merger”).  The completion of the Merger is subject to the satisfaction of various conditions set forth in the Merger Agreement, including that the representations and warranties made therein by the parties be accurate as of the date of the Merger Agreement and as of the closing date of the Merger.

On February 6, 2013, after having conducted further due diligence, AllDigital notified Broadcast that it believes certain of the intellection property representations and warranties made by Broadcast in the Merger Agreement were inaccurate when made (the “Initial Notice”).  AllDigital also outlined its requirements for curing such matters and notified Broadcast that AllDigital may terminate the Merger Agreement in accordance with its terms if Broadcast failed to cure within thirty (30) days of the Initial Notice, or if it earlier became apparent that such matters could not be cured.

Broadcast and AllDigital have been working together on the issues identified in the Initial Notice.  In light of progress made, on March 6, 2013, AllDigital provided written notice to Broadcast that it was extending the cure period identified in the Initial Notice to April 7, 2013, and on April 7, 2013, AllDigital gave another written notice that it was further extending the cure period to May 7, 2013.

(2)	On April 10, 2013, Broadcast and AllDigital entered into a First Amendment to Agreement and Plan of Merger, which made two modifications to the Merger Agreement.

(a)
A new paragraph 8.1(l) was added to the agreement, which gives both parties the power to terminate the Merger Agreement, without cause, upon three (3) days advance written notice and have no further liability to the other party; and,

(b)
Section  4.4 of the Merger Agreement relative to No-Shop provisions and Sections 5.1,5.2, 5.3 and 5.4 related to obligations of the parties to move forward with certain aspects of the Merger, such as filing of a registration statement, holding of shareholder meetings, and reducing Broadcast’s outstanding warrants are all suspended pending the mutual decision of Broadcast and AllDigital to move forward and file the Joint Proxy Statement

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a)           First Amendment to Agreement and Plan of Merger dated April 10, 2013.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 10, 2013.
BROADCAST INTERNATIONAL, INC. a Utah corporation

By:	/s/ James E. Solomon
Name:	James E. Solomon
Title:	CFO

3